POZ Platform® June 2025 Non-Confidential • Next Generation Drug Product Optimization Platform Ticker (NYSE American): SER Shares outstanding: 10.0M Insider Ownership: 45% • Enabling Improvements of Multiple Drug Modalities

Forward Looking Statements NON-CONFIDENTIAL 2 This presentation contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this presentation include, but are not limited to, statements about: the potential attributes and benefits of our product candidates; the format, timing and objectives of our product development activities and clinical trials; the timing and outcome of regulatory interactions, including whether activities meet the criteria to serve as registrational; the ability to compete with other companies currently marketing or engaged in the development of treatments for relevant indications; the size and growth potential of the markets for product candidates and ability to serve those markets; the rate and degree of market acceptance of product candidates, if approved; and the sufficiency of our cash resources. We cannot assure you that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. Actual performance and results may differ materially from those projected or suggested in the forward-looking statements due to various risks and uncertainties, including, among others: clinical trial results may not be favorable; uncertainties inherent in the product development process (including with respect to the timing of results and whether such results will be predictive of future results); our ability to recruit and enroll suitable patients in our clinical trials, including the effectiveness of mitigation measures; whether and when, if at all, our product candidates will receive approval from the FDA or other regulatory authorities, and for which, if any, indications; competition from other biotechnology companies; uncertainties regarding intellectual property protection; and other risks identified in our SEC filings, including those under the heading “Risk Factors” in our Annual Report on Form 10-K and other periodic reports and documents filed with the SEC from time to time. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

New / improved small molecule drugs in CNS indications Non-Confidential Small Molecules Optimized targeting & reduced immunogenicity of LNP-based RNA payloads RNA Improved targeting & delivery of cancer killing toxins ADCs • v1.0 license / collaboration with Pfizer in mRNA immunology • v2.0 / v3.0 in development • Potential to develop assets and/or partner the technology • Proof of principle in vivo data anticipated 2H2025 • Potential to develop assets and/or partner the technology • SER-252 – advanced Parkinson’s Disease Ph 1b 4Q 2025 • Anticipate additional IND candidate(s) 2H 2025

POZylation: A Small Molecule Development Approach Designed to Reduce Risk Only 10% of drugs that enter clinical development ultimately gain approval 40–50% of failures occur because the drug does not produce the intended therapeutic effect in humans, even if it showed promise in preclinical studies About 30% of failures happen due to the drug causing unacceptable side effects or safety concerns Low Clinical Development Approval Rate Lack of Clinical Efficacy Unmanageable Toxicity or Adverse Events 10–15% of failures are caused by the drug not being absorbed, distributed, metabolized, or excreted appropriately in the body Poor Pharmacokinetic Properties Serina drug discovery focused on “clinically de-risked” small molecules that POZ can optimize as product candidates targeting large unmet needs

How Does POZ Accomplish Continuous Drug Delivery of a Small Molecule?


Drug
Cleavable Linker
Inert Pendent
Enzymatic Drug Release
POZ
N
COOH
Drug Concentration
Therapeutic Window
Time
Standard Drug Delivery (oral, SC, IM, IV)
POZ

- Drug is attached to multiple pendent groups via a cleavable linker
- A single plasma enzyme (butyrylcholinesterase) releases the active drug

- **Extends** delivery and administration interval
- **Optimizes** safety / efficacy profile
- **Precision** tuned release profile of drug via linker and drug load – creates near zero order release kinetics

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SER-252 (POZ-Apomorphine) Continuous Dopaminergic Stimulation (CDS) with Best-in-class Potential for Treatment of Advanced Parkinson’s Disease 10M people in the world are currently living with Parkinson’s disease Every 9 mins A person is diagnosed with Parkinson’s disease in the US alone 50+ years With no major clinical advances – Levadopa standard of care since 1967

NON-CONFIDENTIAL 7 • Apomorphine is a strong pan-receptor dopamine agonist • Similar to levodopa in terms of efficacy, but not dependent on the patient having intact presynaptic machinery to convert levodopa to dopamine and may be more appropriate than levodopa for advanced patients • Adoption of apomorphine as a therapeutic approach has been limited due to: a) short half life (requires continuous infusion), and b) serious adverse local administration site reactions POZ Enables Continuous Delivery of Apomorphine: • Without adverse skin reactions • No need for continuous infusion via electronic pump POZ Apomorphine Optimizing product potential of clinically proven small molecule

POZ Apomorphine has Blockbuster Potential 1. Globe Life Sciences Primary Research NON-CONFIDENTIAL 8 • $2.1B to $3.3B Peak Sales Opportunity (US / EU / UK) Sa le s $ (M ) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 US / EU / UK Total Sales 25% Penetration US / EU / UK Total Sales 16% Penetration 59,299 Patients 37,753 Patients 505(b)(2) Regulatory Pathway = potential market launch in 2030 Pricing Assumptions US net = $90K/yr/patient (Vyalev US WAC = $119K/yr/patient) UK/EU net = $40K/year/patient

Patient Journey Inevitably Leads to Inadequate Control

Alternatives for advanced patients limited to highly invasive options


SER-252
Market Entry
Levadopa (+ Carbidopa) Remains the 1L Standard of Care
Adjunctive Therapy – Dopamine agonist, COMT / MAO-B inhibitors or adenosine A_{2A} receptor antagonist
Levodopa dose **adjustments** / long-acting formulations
DBS - Deep brain stimulation
ProDuopa - Abbvie
Vyalev – Abbvie
APO-go / Onapgo – Supernus
DRUG LEVEL
High
Low
Primary Monotherapy
Levodopa (+ carbidopa)
Alternative Monotherapy
MAO-B Inhibitors / Dopamine Agonists
Dyskinesia
ON Time
OFF Time
YEAR
1 - 2
2 - 3
3 - 6
6+
Parkinson's Diagnosis
Impairment of Daily Functioning
Development of Motor Complications
Inadequate Control of Motor Fluctuations and Dyskinesia
Earlier Potential

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Major Market Opportunity for Advanced Parkinson’s Therapies 1. Parkinson’s Foundation, accessed Mar 2024 2. Roche Pharma Day Epidemiological Data 2022 3. Various Analyst Reports from Oct 2019, Feb 2020, Dec 2023, Feb 2024 4. Based on Globe Life Sciences Primary Research NON-CONFIDENTIAL 10 US Advanced PD prevalent patients 150,000 Inadequately controlled on orals, Advanced-therapy eligible 75,000 Advanced PD prevalent patients 210,000 Inadequately controlled on orals, Advanced-therapy eligible 105,000 180,000 Growing 1.5% per year EU + UK Patients Inadequately Controlled ~50% Not controlled

SER-252 Potential Best-in-Class TPP – 2x per week / 10 mins on- body LAI

Versus current electronic infusion products worn continuously during waking hours


Bypasses the stomach
Delivered in the intestine, where levodopa is mostly absorbed

Duopa (Abbvie)

levodopa / carbidopa

Requires surgical placement of an intestinal port, patient wears a pump and 5 lb. gel pack during waking hours

$471M in 2023 sales (75% ex-US)
$511M peak sales in 2021

Drug Pricing = $40K/yr/patient (not including surgery / pump)



Vyalev (Abbvie)

foslevodopa / foscarbidopa

SC infusion via an electronic pump generally administered during waking hours, typically over a 16-hour period

FDA approval October 2024
EU/UK approved in 2023

US WAC = $119K/year/patient



Apo-go / Onapgo (Supernus)

apomorphine

SC infusion via an electronic pump worn generally administered during waking hours, typically over a 16-hour period

FDA approval February 2025
EU/UK first authorized in 1993

US WAC = likely to track Vyalev

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Apomorphine Causes Serious Administration Site Reactions NON-CONFIDENTIAL 12 Supernus’ ONAPGO (APO-go) TOLEDO Study: 31% of 82 Patients had Severe Local Site Issues • Apomorphine causes painful skin nodules in high number of patients • These nodules do not resolve – permanent painful scaring

POZ Apomorphine: No adverse skin reactions in NHPs NON-CONFIDENTIAL 13 • POZ delivers free apomorphine specifically into the vascular circulation, avoiding release in the subcutaneous compartment. • The predictive translation from primate studies to humans is robust due to the identical enzyme responsible for apomorphine release across both species. Draining skin abscesses in all treated monkeys No skin reactions seen at any time point in 200+ treated monkeys SER-252 Onapgo / APO-go

POZ Apomorphine is Partnered with Enable Injections

Approved[1] 25mL enFuse® device fully enables SER-252's best-in-class product potential

Compact device with no tubing involved


enFuse



No need for healthcare provider to administer

- Vial of SER-252 is pushed on to the port
- Automatically transfers solution and loads the device in less than one minute
- Push button starts injection and pops up when injection is complete – no programming required
- The needle is never seen

Highly Differentiated TPP: Wearable on-body 2x per week for 10 minutes - versus invasive, continuously worn electronic pump / tubing set

1. Approved in the United States in combination with a specific drug, for more information: https://enableinjections.com/our-products

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2025 2026 2027 2028 2029 H1 H2 H1 H2 H1 H2 H1 H2 H1 SER-252 Development Plan 15 IND Studies Pre-IND Meeting Phase 2b/3 in Advanced PD PatientsPhase 1b in Advanced PD Patients Interim Data Final Data • Design: Single Ascending Dose / Multiple Ascending Dose • Primary Endpoint: o Safety and tolerability No skin irritations, no worsening of symptoms • Key Secondary Endpoints: o PK for steady-state plasma levels that are within apomorphine therapeutic window (similar to APO-go) o Potential lowering of daily doses of L-DOPA in MAD • Design: randomized vs placebo • Primary endpoint: o Statistically significant increase from baseline in daily “ON” time without dyskinesia, and decrease in daily “OFF” time • Key Secondary Endpoints: o Confirm steady-state PK o Down titration of daily oral meds as dose of SER-252 is increased Established endpoints and well-defined regulatory pathway to approval NON-CONFIDENTIAL

SER-270 (POZ-VMAT2 inhibitor) VMAT2 inhibitor-based long-acting injectable (LAI) in movement disorders Tardive Dyskinesia & Huntington’s Chorea 800K people in the US are currently living with Tardive dyskinesia Only 50K patients are currently being treated with VMAT2 inhibitors VMAT2i’s are the only approved drug class for Tardive dyskinesia

SER-270 / POZ-VMAT2i for Tardive Dyskinesia (TD)

Tardive dyskinesia (TD) is a chronic drug-induced movement disorder characterized by involuntary movements in the body or face

25.3%

Prevalence of TD among patients treated with any antipsychotic medication

VMAT2 inhibitor-based LAI product candidate optimized for one week PK profile in movement disorders Tardive Dyskinesia & Huntington's Chorea

- **TPP**: Long acting injectable vs. daily orals
- **PK Profile**: near zero-order, providing constant drug levels without interruption (elimination of large peak-to-trough ratio)
- **Setting:** Outpatient clinics, mental health centers, home care settings depending on patient needs

Target IND-enabling studies launch 4Q2025

US Market Metrics $3.7B LAI Target Segments • Primary Indication: Tardive Dyskinesia: POZ-VMAT2i targets a large and growing market with significant unmet needs, focusing on non-compliant psychiatric patients and those facing swallowing difficulties. • Secondary Indication: Chorea/Huntington’s Disease – Expanding treatment to Chorea/HD patients, especially those seeking convenience and those with dysphagia, though this market is smaller and lower priority. • Non-compliant Psychiatric Patients – Chronic psychiatric patients with schizophrenia or bipolar disorder, many on LAI antipsychotics, may benefit from a once-weekly injectable for improved compliance. • Institutionalized Patients – Nurses in institutional settings face challenges with daily oral dosing; a weekly injection could reduce burden and improve adherence. • Patients with Dysphagia – TD and some HD patients experience difficulty swallowing oral medications. Injectable POZ-VMAT2i offers a convenient alternative to daily pills. 800,000 people in the US have TD • Patients who have taken dopamine receptor blocking agents, such as antipsychotics or some antiemetics, are at risk. • Even mild TD can greatly affect physical & psychological well-being, 2024 VMAT2i US sales Only approved drug class for TD

Overview of VMAT2i Class – 2024 US sales of $3.7 billion • Analysts forecast 2030 US Sales of $5.4B as only approved drug class for TD Confidential *Tetrabenazine was first approved for the treatment of chorea in movement disorders in the UK in1971, then received wider European approval by 2000 **Based on wholesale acquisition cost Sources: Company Sources, Evaluate Pharma, all accessed May 2025 Estimates Potential Peak Sales Opportunity for POZ-VMAT2i LAI TPP > $1.1B

Team Momentum Senior Leadership / Board of Directors has been completely transformed in past year. have led early investments and/or built companies as C-suite leaders having achieved total exit value of approximately $50 billion. Leadership Transformation Key Investors & Board Members

Strategic Support & High Insider Ownership The drug development & investment platform company of biotech investor Greg Bailey. Record of leading 2 of the 10 largest biopharma exits in the last decade: Biohaven (Pfizer) for $11 billion, Medivation (Pfizer) for $14 billion. Juvenescence is Serina’s largest investor at approximately 30% ownership. Management & Board owns an additional 15%. Juvenescence recently announced a $150M funding led by M42 Health, the healthcare operating & investing platform of Mubadala Capital ($330B UAE sovereign wealth fund). Serina is well positioned as a key strategic portfolio asset for Juvenescence. Juvenescence Backing Insider Ownership

Significant Milestones NON-CONFIDENTIAL 22 Product Development / Data • Aug 2025 – FDA allowance for Phase 1b trial of SER-252 in Advanced Parkinson’s • Aug 2025 – 505(b)(2) NDA regulatory pathway visibility • Sep 2025 – IND submission with FDA • Nov 2025 – Initiation of Phase 1b trial of SER-252 in Advanced Parkinson’s Disease • 4Q 2025 – New POZ small molecule conjugate IND enabling studies initiated • 2Q 2026 – Interim SER-252 Ph 1b readout (cohort 1) • 4Q 2026 – Final SER-252 Ph1b SAD clinical data readout • 4Q 2027 – Final SER-252 Ph 1b MAD clinical data readout Platform Development / Data / Partnerships • 2H 2025 - v3.0 preclinical data for POZ platform improvement of RNA delivery • 2H 2025 – Preclinical data for POZ platform optimization of ADCs • 2026 – POZ platform partnerships in RNA and ADCs